Exhibit 10.3

REGISTRATION RIGHTS AGREEMENT

BY AND AMONG

FIVE POINT HOLDINGS, LLC

AND

THE HOLDERS NAMED HEREIN

DATED: May 2, 2016

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is entered into as of May 2, 2016, and effective as of the Effective Date (as defined below), by and among Five Point Holdings, LLC, a Delaware limited liability company f/k/a Newhall Holding Company, LLC (the “Company”), and the persons named on Exhibit A hereto (collectively with any Assignee pursuant to Section 15 hereof, the “Holders”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in Section 1.

WHEREAS, the Company has entered into a Second Amended and Restated Contribution and Sale Agreement, dated as of July 2, 2015, and amended and restated as of May 2, 2016 (the “Contribution and Sale Agreement”), with Five Point Holdings, Inc., the Operating Company, Five Point Land, the Contributing Investors, HPSCP Opportunities, L.P., Heritage Fields Capital Co-Investor Member LLC, MSD Heritage Fields, LLC, LNR HF II, LLC, The Shipyard Communities, LLC, Heritage Fields LLC, Five Point Communities Management, Inc. and Five Point Communities, LP, pursuant to which the Contributing Investors have agreed to contribute their interests in certain entities to the Operating Company in exchange for OP Units; and

WHEREAS, in connection with the Contribution and Sale Agreement, the Company desires to grant certain registration rights to the Holders with respect to (i) Class A Common Shares that they may receive in exchange for OP Units pursuant to the Operating Agreement, (ii) Class A Common Shares that they may receive pursuant to the Securities Purchase Agreement, (iii) Class A Common Shares that they may receive in exchange for Hunters Point Units pursuant to the Hunters Point LLC Agreement and (iv) Class A Common Shares that they hold as of the date hereof, in each case, following an initial public offering of Class A Common Shares (the “IPO”).

NOW, THEREFORE, in consideration of the foregoing, the mutual promises and agreements set forth herein, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. CERTAIN DEFINITIONS.

As used in this Agreement, in addition to the other terms defined herein, the following capitalized defined terms, as used herein, have the following meanings:

“Affiliate” of any Person means any other Person directly or indirectly controlling or controlled by or under common control with such Person. For the purposes of this definition, “control,” when used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Agreement” has the meaning set forth in the preamble to this Agreement.

“Assignee” has the meaning set forth in Section 15 hereof.

“Business Day” means any day except a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to be closed.

“Class A Common Shares” means Class A Common Shares of the Company (or any other interests issued in respect of those shares as a result of a unit split, combination, distribution or other recapitalization event applying to all such shares).

“Closing Price” means the last reported sale price of a Class A Common Share regular way on a given day or, in case no such sale takes place on such day, the average of the reported closing bid and asked prices regular way, in each case on the NYSE or such other principal national securities exchange on which the Class A Common Shares are then listed or admitted to trading, or, if the Class A Common Shares are not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices as furnished by any nationally recognized member of FINRA selected from time to time by the Company, reasonably and in good faith, for that purpose, or, if no such prices are furnished, the fair market value of a Class A Common Share, as determined in good faith by the Company’s board of directors.

“Commission” means the Securities and Exchange Commission. “Company” has the meaning set forth in the preamble to this Agreement.

“Contributing Investors” means UST Lennar HW Scala SF Joint Venture, LenFive, LLC, FPC-HF Venture I, LLC, Lennar Homes of California, Inc. and Emile Haddad.

“Contribution and Sale Agreement” has the meaning set forth in the recitals to this Agreement.

“Demand Registration Notice” has the meaning set forth in Section 3(b) hereof.

“Demand Registration Statement” has the meaning set forth in Section 3(b) hereof.

“Effective Date” means the first trading day following the date on which the Company’s Registration Statement on Form S-11 with respect to its IPO is declared effective by the Commission.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Existing Holder” means any Holder of Class A Common Shares as of the date hereof.

“Five Point Land” means Five Point Land, LLC, a Delaware limited liability company f/k/a Newhall Land Development, LLC.

“Holders” has the meaning set forth in the preamble to this Agreement. For purposes of this Agreement, (i) any Holder of OP Units shall be deemed to hold a number of Registrable Shares equal to the number of Class A Common Shares issuable in exchange for such OP Units, and (ii) any Holder of Hunters Point Units shall be deemed to hold a number of Registrable Shares equal to the number of Class A Common Shares issuable in exchange for the number of OP Units for which such Hunters Point Units are exchangeable pursuant to the Hunters Point LLC Agreement.

“Hunters Point Units” means Class A units of membership interest in the Hunters Point Venture (or any other interests issued in respect of those units as a result of a unit split, combination, distribution or other recapitalization event applying to all such units).

“Hunters Point Venture” means The Shipyard Communities, LLC, a Delaware limited liability company.

“Hunters Point LLC Agreement” means the Second Amended and Restated Operating Agreement of The Shipyard Communities, LLC, to be entered into at the closing under the Contribution and Sale Agreement, as the same may be amended, modified or restated from time to time.

“Indemnified Party” has the meaning set forth in Section 8 hereof.

“Indemnifying Party” has the meaning set forth in Section 8 hereof.

“IPO” has the meaning set forth in the recitals to this Agreement.

“Minimum Offering Condition” means (i) with respect to any Demand Registration Notice, that the Holder or Holders delivering the Demand Registration Notice are requesting in such notice that the Company include in the Demand Registration Statement Shares of such Holders (or in the case of Holders of Units, that such Holders desire to sell Units to the Company as described in Section 3(b)) that, in the aggregate, have a value equal to or greater than Fifty Million Dollars ($50,000,000), based upon the Closing Price as of the last trading day immediately prior to the date of the Demand Registration Notice, and (ii) in the case of any other proposed underwritten offering hereunder, that the Company has received a written request from one or more Holders for inclusion therein of Shares that, in the aggregate, have a value equal to or greater than Fifty Million Dollars ($50,000,000), based upon the Closing Price as of the last trading day immediately prior to the date of such request.

“Notice of Demand Registration” has the meaning set forth in Section 3(b) hereof.

“NYSE” means the New York Stock Exchange.

“Operating Agreement” means the Amended and Restated Limited Liability Company Agreement of the Operating Company, to be entered into at the closing under the Contribution and Sale Agreement, as the same may be amended, modified or restated from time to time.

“Operating Company” means Five Point Operating Company, LLC, a Delaware limited liability company f/k/a Newhall Intermediary Holding Company, LLC.

“OP Unit” means a Class A unit of membership interest in the Operating Company that is issued by the Operating Company pursuant to the Contribution and Sale Agreement or in exchange for Hunters Point Units (or any other interests issued in respect of those units as a result of a unit split, combination, distribution or other recapitalization event applying to all such units).

“Permitted Free Writing Prospectus” has the meaning set forth in Section 3(a) hereof.

“Person” means an individual or a corporation, partnership, limited liability company, association, trust, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

“Prospectus” means the prospectus included in a Registration Statement, including any preliminary prospectus (including any Permitted Free Writing Prospectus), as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Shares covered by such Registration Statement, and by all other amendments and supplements to such prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

“Registrable Shares” means the Shares; provided, however, that Registrable Shares shall not include (i) Shares for which a Registration Statement relating to the sale thereof has become effective under the Securities Act and which have been disposed of under such Registration Statement or (ii) Shares sold pursuant to Rule 144.

“Registration Expenses” means any and all expenses incident to the performance of or compliance by the Company with this Agreement, which shall be borne by the Company as provided below, including without limitation: (i) all registration and filing fees, (ii) printing expenses, (iii) internal expenses of the Company (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (iv) the fees and expenses incurred in connection with the listing of the Registrable Shares, (v) the fees and disbursements of legal counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company, and any transfer agent and registrar fees and (vi) the reasonable fees and expenses of any special experts retained by the Company; provided, however, that Registration Expenses shall not include, and the Company shall not have any obligation to pay, any taxes (including transfer taxes) attributable to the sale of securities by the Holders or underwriting, brokerage or other similar fees, discounts, or commissions attributable to the sale of such Registrable Shares or any legal fees and expenses of counsel to any Holder and any underwriter engaged by any Holder or any other expenses incurred in connection with the performance by the Holders of their obligations under the terms of this Agreement.

“Registration Statement” means any registration statement of the Company which covers the resale of any of the Registrable Shares under the Securities Act on an appropriate form, and all amendments and supplements to such registration statement, including post-effective amendments, in each case, including the Prospectus contained therein, all exhibits thereto and all materials incorporated by reference therein.

“Requisite Holders” means, in the case of any underwritten offering hereunder, Holders of a majority of the Registrable Shares to be included in such offering; provided, however, that, for purposes of this definition, if any of the Registrable Shares are to be sold by the Company pursuant to Section 3(b), such Registrable Shares shall be deemed to include Shares issuable in exchange for Units that will be purchased with the proceeds of such Registrable Shares.

“Rule 144” means Rule 144 promulgated under the Securities Act, as amended from time to time, or any similar successor rule thereto that may be promulgated by the Commission.

“Rule 144 Eligible Shares” means Shares eligible for sale in a single sale pursuant to Rule 144 without any limitation as to volume or manner of sale requirements pursuant to Rule 144.

“Rule 415” means Rule 415 promulgated under the Securities Act, as amended from time to time, or any similar successor rule thereto that may be promulgated by the Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Securities Purchase Agreement” means the Securities Purchase Agreement, dated as of the date hereof, by and among the Company, LenFive, LLC and Lennar Homes of California, Inc.

“Shares” means (i) Class A Common Shares issued or issuable to a Holder in exchange for OP Units pursuant to the Operating Agreement, including OP Units that may be issued in exchange for Hunters Point Units pursuant to the Hunters Point LLC Agreement, (ii) Class A Common Shares issued or issuable to a Holder in exchange for Hunters Point Units pursuant to the Hunters Point LLC Agreement, (iii) Class A Common Shares held by any Holder as of the date hereof, (iv) Class A Common Shares issued or issuable to a Holder pursuant to the Securities Purchase Agreement, (v) Class A Common Shares to be sold by the Company to fund the purchase of Units hereunder and pay related offering expenses, and (vi) any other Class A Common Shares or other securities which may be issued in respect of, in exchange for, or in substitution for, such Class A Common Shares, whether by reason of any share split, share distribution, reverse share split, recapitalization, merger, consolidation, combination or otherwise.

“Shelf Registration Statement” has the meaning set forth in Section 3(a) hereof.

“Suspension Event” has the meaning set forth in Section 9(b) hereof.

“Suspension Notice” has the meaning set forth in Section 9(c) hereof.

“Termination Date” has the meaning set forth in Section 3(a) hereof.

“Unit” means an OP Unit or a Hunters Point Unit.

SECTION 2. TERM OF AGREEMENT.

The obligations and rights of the parties hereunder shall commence on the Effective Date and terminate (i) with respect to each Holder, upon the earlier of (A) the date that such Holder ceases to hold any Registrable Shares and (B) the date on which the Company’s obligations terminate under clause (ii) below, and (ii) with respect to the Company, when there are no longer any Registrable Shares other than Rule 144 Eligible Shares; provided that Sections 5 through 8, and 12 through 21 of this Agreement shall not terminate and shall survive and remain in full force and effect following such termination.

SECTION 3. REGISTRATION.

(a) Shelf Registration Statement. Prior to the earlier of (i) fourteen (14) months after the Effective Date and (ii) fourteen (14) days after the Company becomes eligible to file a Registration Statement on Form S-3, the Company will file with the Commission a Registration Statement on Form S3, or such other form as may be appropriate and available, under Rule 415 relating to the resale by the Holders of their Registrable Shares (the “Shelf Registration Statement”). At the option of the Company, the Shelf Registration Statement may also cover the issuance of Registrable Shares in exchange for Units. The Company shall use its reasonable efforts to cause such Registration Statement to be declared effective by the Commission for all of the Registrable Shares covered thereby as soon as practicable. The Company agrees to use its reasonable efforts to keep the Registration Statement (or a successor Registration Statement filed with respect to the Registrable Shares), after its date of effectiveness, continuously effective until the date (the “Termination Date”) on which there are no longer any Registrable Shares other than Rule 144 Eligible Shares. To satisfy its obligations hereunder, the Company may, at its option, in lieu of the Registration Statement described above, if the Company is a well-known seasoned issuer (as defined in Rule 405 under the Securities Act) at the time that a Registration Statement is to be filed, (A) file an automatic shelf registration statement which covers such Registrable Shares or (B) in lieu of filing a new Registration Statement, file a Prospectus pursuant to Rule 424(b) under the Securities Act (or any successor provision) or post-effective amendment, as applicable, to include, in accordance with Rule 430B under the Securities Act (or any successor provision), the registration of the resale of such Registrable Shares by the Holders in an automatic shelf registration statement previously filed by the Company (in each case, such Registration Statement or Prospectus, together with such previously filed Registration Statement, as the case may be, will be considered the Shelf Registration Statement). The Holders agree not to offer or sell, without the Company’s consent, any Registrable Shares by means of any “free writing prospectus” (as defined in Rule 405 under the Securities Act) that is required to be filed by the Holders with the Commission pursuant to Rule 433 under the Securities Act (any free writing prospectus consented to by the Company, a “Permitted Free Writing Prospectus”).

(b) Demand Registration. At any time during the period commencing on the date that is six (6) months after the Effective Date and ending on the date that is nine (9) months after the Effective Date, if the Minimum Offering Condition is satisfied, any Holder or Holders may deliver to the Company a written notice (“Demand Registration Notice”) requesting that the Company file a Registration Statement (a “Demand Registration Statement”) to register in an underwritten offering (i) the sale of Registrable Shares by Holders, and/or (ii) the sale of Class A Common Shares by the Company, the proceeds of which will be used to purchase Units and pay related offering expenses. Within seven (7) Business Days of receipt of a Demand Registration Notice, the Company shall send a written notice (a “Notice of Demand Registration”) to all other Holders notifying them of such Demand Registration Notice, and requesting that they respond if they want to participate in such offering. An Existing Holder may elect to participate in such offering as a selling shareholder of Registrable Shares. A Holder of Units may elect to participate in such offering by requesting that the Company purchase a number of such Holder’s Units at the closing of the offering at a price per Unit equal to the price per Class A Common Share received by the Company (net of all underwriting discounts and commissions) in such offering. Any Holder electing to sell Units in connection with an offering undertaken pursuant to a Demand Registration Notice shall execute and deliver a purchase agreement in such form as is reasonably requested by the Company (a “Unit Purchase Agreement”). The Notice of Demand Registration shall request that Holders respond in writing within ten (10) Business Days if they want to participate in such offering, and indicate in such response the number of their Registrable Shares requested to be included (or Units requested to be sold). The Company may elect to include a Unit Purchase Agreement with such Notice of Demand Registration, and require that any Holder electing to sell Units in connection with such offering must deliver a Unit Purchase Agreement that has been duly executed by such Holder, together with such Holder’s written response indicating its intention to participate in such offering. Any Holder that fails to respond in writing within ten (10) Business Days shall be deemed to have elected not to participate in such offering. As promptly as practicable following receipt of a Demand Registration Notice, and after other Holders have had an opportunity to respond to the Notice of Demand Registration, the Company shall prepare and file with the Commission a Demand Registration Statement that registers all of the Registrable Shares, with respect to which the Company has received written requests for participation therein from the Holders, and use its reasonable efforts to cause such Registration Statement to be declared effective by the Commission as soon as practicable. For the avoidance of doubt, the Company shall only be required to file one (1) Demand Registration Statement pursuant to this Section 3(b). All of the provisions of clauses (ii) – (vii) of Section 3(c) shall apply to the offering undertaken pursuant to the Demand Registration Notice.

(c) Underwritten Offerings.

(i) One or more Holders may request, by written notice to the Company, that the Company effect an underwritten offering under the Shelf Registration Statement of Registrable Shares held by such Holder or Holders in an amount sufficient to satisfy the Minimum Offering Condition as of the date of such request. Within seven (7) Business Days of receipt of such request, the Company shall send a written notice to all other Holders notifying them of such request. The Company agrees to cooperate with any such request for an underwritten offering and to take all such other reasonable actions in connection therewith as provided in clauses (ii) – (vi) of this Section 3(c). Except as provided in clause (v) below, Holders who respond within ten (10) Business Days of the Company’s notice may include in such offering all Registrable Shares that they request to be included therein. Any Holder that fails to respond in writing within ten (10) Business Days shall be deemed to have elected not to participate in such offering.

(ii) In connection with any underwritten offering hereunder, the Company shall enter into such agreements (including an underwriting agreement in form, scope and substance as is customary for similar underwritten offerings) and take all such other reasonable actions in connection therewith in order to expedite or facilitate the disposition of securities included in such offering, including (A) making such representations and warranties to the underwriters with respect to the business of the Company and the Shelf Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings; (B) obtaining customary opinions of counsel to the Company; and (C) obtaining customary “cold comfort” letters and updates thereof from the independent registered public accountants of the Company (to the extent permitted by applicable accounting rules and guidelines).

(iii) No Holder may participate in any underwritten offering hereunder unless such Holder (A) agrees to sell such Holder’s securities on the basis provided in any underwriting arrangements approved by the Requisite Holders, and (B) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and this Agreement.

(iv) In connection with any underwritten offering hereunder, all underwriting arrangements shall be approved by the Requisite Holders (or persons designated by them for such purpose), including the timing and pricing of the offering, and the managing underwriter or underwriters for such offering; provided that any such underwriter must be reasonably acceptable to the Company; and provided, further, that, for the underwritten offering undertaken pursuant to a Demand Registration Notice, unless the Requisite Holders and the Company agree otherwise, the managing underwriter or underwriters shall be the same as those in the IPO.

(v) In the case of any firm commitment underwritten offering hereunder, if the managing underwriter or underwriters advise the Company in writing that, in their opinion, the number of securities requested to be included in such offering exceeds the number of securities that can be sold in an orderly manner in such offering within a price range acceptable to the Requisite Holders, then the number of securities to be offered for the account of each Holder requesting to include Registrable Shares, and for the account of the Company in order to raise funds to be used in connection with the purchase of Units from Holders, in such offering shall be reduced pro rata based on the number of securities requested to be sold in such offering, to the extent necessary to reduce the total number of securities to be included in such offering to the maximum number recommended by such managing underwriter or underwriters.

(vi) The Company shall not be required to effect an underwritten offering hereunder: (A) more than once in any twelve (12) month period; provided, however, that if the number of securities to be offered for the account of any Holder in a firm commitment underwritten offering is reduced pursuant to Section 3(c)(v), subject to clauses (B) and (C) of this Section 3(c)(vi), the Company may be required to effect one (1) additional underwritten offering within such twelve (12) month period; (B) within ninety (90) days following the last date on which an underwritten offering was effected pursuant to this Agreement or, if longer, the length of any lock-up required by the underwriters in the prior underwritten offering; or (C) if it shall have already made three (3) underwritten offerings at the request of Holders pursuant to Section 3(c)(i).

(vii) In connection with any underwritten offering hereunder, each Holder of Registrable Shares agrees, if requested by the managing underwriter or underwriters, to execute a customary “lock-up” agreement for a period of no more than ninety (90) days, in the form requested by the managing underwriter or underwriters.

(d) Notification and Distribution of Materials. The Company shall notify the Holders of the effectiveness of any Registration Statement, and shall furnish to the Holders such number of copies of such Registration Statement (including any amendments, supplements and exhibits), the Prospectus contained therein (including each preliminary prospectus and all related amendments and supplements, if any) and any documents incorporated by reference in such Registration Statement or such other documents as the Holders may reasonably request in order to facilitate the sale of the Registrable Shares in the manner described in such Registration Statement.

(e) Amendments and Supplements. The Company shall prepare and file with the Commission from time to time such amendments and supplements to each Registration Statement and

Prospectus used in connection therewith as may be necessary to keep such Registration Statement (or a successor Registration Statement filed with respect to the same Registrable Shares) effective and shall comply with the provisions of the Securities Act with respect to resales of the Registrable Shares covered thereby until the Termination Date. As expeditiously as possible, upon notice (and in any event within ten (10) Business Days’ notice), the Company shall file any supplement or post-effective amendment to a Registration Statement with respect to the plan of distribution or a Holder’s ownership interests in its Registrable Shares (including an Assignee becoming a Holder hereunder) that is reasonably necessary to permit the sale of such Holder’s Registrable Shares pursuant to such Registration Statement. The Company shall file any necessary listing applications or amendments to the existing applications to cause the Shares registered under any Registration Statement to be then listed or quoted on the NYSE or such other primary exchange or quotation system on which the Class A Common Shares are then listed or quoted.

(f) Notice of Certain Events. The Company shall promptly notify each Holder in writing of the filing of any Registration Statement or Prospectus, amendment or supplement related thereto or any post-effective amendment to a Registration Statement and the effectiveness of any post-effective amendment, provided, however, that this Section 3(f) shall not apply to (i) an amendment or supplement relating solely to securities other than Registrable Shares, or (ii) an amendment or supplement by means of an Annual Report on Form 10-K, a Quarterly Report on Form 10-Q, a Proxy Statement on Schedule 14A, a Current Report on Form 8-K or a Registration Statement on Form 8-A or any amendments thereto filed with the Commission under the Exchange Act and incorporated or deemed to be incorporated by reference into a Registration Statement or Prospectus. At any time when a Prospectus included in a Registration Statement is required to be delivered under the Securities Act by a Holder to an offeree, the Company shall promptly notify the Holders of the happening of any event as a result of which the Company believes the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Holders shall promptly notify the Company of any such delivery to an offeree. In such event, the Company shall promptly prepare and, if applicable, furnish to the Holders a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of Registrable Shares sold under the Prospectus, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading. The Company shall, if necessary, promptly amend the Registration Statement of which such Prospectus is a part to reflect such amendment or supplement. Each Holder agrees that, upon receipt of any notice from the Company of the occurrence of an event as set forth above, such Holder will forthwith discontinue disposition of Registrable Shares pursuant to any Registration Statement covering such Registrable Shares until such Holder’s receipt of written notice from the Company that the use of the Registration Statement may be resumed.

(g) Covenants of Holders. Each of the Holders hereby agrees to (i) cooperate with the Company and to furnish to the Company all such information concerning its plan of distribution and ownership interests with respect to its Registrable Shares in connection with the preparation of a Registration Statement with respect to such Holder’s Registrable Shares and any filings pursuant to state securities laws as the Company may reasonably request, (ii) deliver or cause delivery of the Prospectus contained in such Registration Statement to any offeree of the Class A Common Shares covered by such Registration Statement from such Holder and (iii) treat as confidential the receipt of any notice from the Company pursuant to this Section 3 and not disclose or use the information contained in such notice unless (A) otherwise required by law or subpoena, (B) the Company has provided its prior written consent, or (C) such information is or becomes available to the public generally, other than as a result of disclosure by such Holder in breach of the terms of this Agreement.

SECTION 4. STATE SECURITIES LAWS.

The parties hereto hereby acknowledge that, generally, pursuant to Section 18 of the Securities Act, no state securities laws requiring, or with respect to, registration or qualification of securities or securities transactions will apply to a security that is a “covered security” (as defined therein). “Covered securities,” for purposes of Section 18 of the Securities Act, includes securities listed or authorized for listing on the NYSE (or certain other national securities exchanges) and securities of the same issuer that are equal in seniority or senior to such securities. The Company will use its reasonable efforts to cause the Shares to constitute covered securities by maintaining the listing of the Class A Common Shares on the NYSE or another qualifying national securities exchange. In the event that the Shares cease to constitute covered securities, subject to the conditions set forth in this Agreement, the Company shall, at the expense of the Holders, file such documents as may be necessary to register or qualify the Registrable Shares under the securities or “blue sky” laws of such states as the Holders may reasonably request, and use its reasonable efforts to cause such filings to become effective in a timely manner; provided, however, that the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any such state in which it is not then qualified or to file any general consent to service of process in any such state or to subject itself to taxation in such state. Once such filings are effective, the Company shall use its reasonable efforts, at the expense of the Holders, to keep such filings effective until the earlier of (i) such time as all of the Registrable Shares (other than Rule 144 Eligible Shares) have been disposed of by the Holders, (ii) in the case of a particular state, the Holders have notified the Company that the Company no longer requires an effective filing in such state in accordance with the Company’s original request for filing or (iii) the date on which there are no longer any Registrable Shares covered by such filing, other than Rule 144 Eligible Shares.

SECTION 5. EXPENSES.

The Company shall bear all Registration Expenses incurred in connection with the registration of the Registrable Shares pursuant to this Agreement and the Company’s performance of its other obligations under the terms of this Agreement. The Holders shall bear all underwriting, brokerage or similar fees, discounts, commissions, or taxes (including transfer taxes) attributable to the sale of securities by the Holders, or any legal fees and expenses of counsel to the Holders and any underwriter engaged by Holders and all other expenses incurred in connection with the performance by the Holders of their obligations under the terms of this Agreement.

SECTION 6. INDEMNIFICATION BY THE COMPANY.

The Company agrees to indemnify and hold harmless, to the fullest extent permitted by law, each Holder of Registrable Shares, its officers, directors, agents, partners, members, employees, managers, advisors, attorneys, representatives and Affiliates, and each Person, if any, who controls such Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against, as incurred, any and all losses, claims, damages and liabilities (or actions in respect thereof), together with reasonable costs and expenses (including reasonable attorneys fees), that arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement, preliminary prospectus, prospectus, or free writing prospectus relating to the Registrable Shares (in each case, as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or that arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, (with respect to any preliminary prospectus, prospectus or free writing prospectus, in the light of the circumstances under which they were made), not misleading, except insofar as such losses, claims, damages or liabilities arise out of or are based upon (i) any untrue statement or omission or alleged untrue statement or omission included in reliance upon and in conformity with information furnished in writing to the Company by such Holder or on such Holder’s behalf expressly for inclusion therein or (ii) such Holder’s failure to deliver a copy of the Registration Statement or Prospectus or any amendments or supplements thereto after the Company has furnished such Holder with a sufficient number of copies of the same.

SECTION 7. INDEMNIFICATION BY THE HOLDERS.

Each of the Holders hereby agrees severally but not jointly and not jointly and severally, to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its officers, directors, agents, partners, members, employees, managers, advisors, attorneys, representatives and Affiliates, and each Person, if any, who controls the Company, within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to such Holder, but only with respect to information relating to such Holder included in reliance upon and in conformity with information furnished in writing by such Holder or on such Holder’s behalf expressly for inclusion in any Registration Statement, preliminary prospectus, prospectus or free writing prospectus relating to the Registrable Shares, or any amendment or supplement thereto; provided that the liability of each Holder shall be limited to the gross proceeds received by such Holder from the sale of Registrable Shares pursuant to any such registration statement. In case any action or proceeding shall be brought against the Company or its officers, directors, agents, employees, advisors, attorneys, representatives or Affiliates or any such controlling person, in respect of which indemnity may be sought against such Holder, such Holder shall have the rights and duties given to the Company, and the Company or its officers, directors, agents, employees, advisors, attorneys, representatives or Affiliates or such controlling person shall have the rights and duties given to such Holder, by Section 8 hereof.

SECTION 8. INDEMNIFICATION PROCEDURES.

In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to Section 6 or Section 7 hereof, such Person (an “Indemnified Party”) shall promptly notify the Person against whom such indemnity may be sought (an “Indemnifying Party”) in writing and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the payment of all fees and expenses; provided that the failure of any Indemnified Party to give such notice will not relieve such Indemnifying Party of any obligations under Section 6 or Section 7, except to the extent such Indemnifying Party is materially prejudiced by such failure; provided, further, that the failure to notify an Indemnifying Party shall not relieve it from any liability that it may have to an Indemnified Party otherwise under Section 6 or Section 7. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel, (ii) representation of the Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnifying Party and the Indemnified Party, or (iii) the Indemnifying Party fails to assume the defense of the proceeding within a reasonable period of time (whether because it denies it is an Indemnifying Party with regard to the proceeding or otherwise). It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Indemnified Parties, such firm shall be designated in writing by (a) in the case of Persons indemnified pursuant to Section 6 hereof, the Requisite Holders of Registrable Shares sold under the applicable Registration Statement, and (b) in the case of Persons indemnified pursuant to Section 7, the Company. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent, or if there be a final judgment for the plaintiff, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such proceeding without any admission of liability by such Indemnified Party.

SECTION 9. SUSPENSION OF REGISTRATION REQUIREMENTS.

(a) The Company shall promptly notify each Holder in writing of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement with respect to such Holder’s Registrable Shares or the Company becoming aware of the initiation of any proceedings for that purpose. The Company shall use its reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of such a Registration Statement as promptly as practicable after the issuance thereof.

(b) Notwithstanding anything to the contrary set forth in this Agreement, the Company’s obligation under this Agreement to file, amend or supplement a Registration Statement, or to cause a Registration Statement, or any filings under any state securities laws, to become or remain effective shall be suspended, for such time as the Company reasonably may determine is necessary and advisable (but in no event shall the Company be entitled to exercise such right more than two (2) times in any twelve (12) month period, for more than ninety (90) days in the aggregate in any twelve (12) month period, if any of the following events shall occur (each such circumstance a “Suspension Event”): (i) the board of directors of the Company determines in good faith that the offer or sale of any Registrable Shares would materially impede, delay or interfere with any proposed financing, offer or sale of securities, acquisition, corporate reorganization or other material transaction involving the Company; (ii) the negotiation or consummation of a transaction by the Company or any of its subsidiaries is pending, or an event has occurred, which negotiation, consummation or event would require additional disclosure by the Company in the Registration Statement of material information that the Company has a bona fide business purpose for keeping confidential, and the nondisclosure of which in the Registration Statement would be expected, in the Company’s reasonable determination, to cause the Registration Statement to fail to comply with applicable disclosure requirements; or (iii) the board of directors of the Company determines in good faith, upon the advice of counsel, that it is in the Company’s best interest or it is required by law, rule or regulation to supplement the Registration Statement or file a post-effective amendment to such Registration Statement in order to ensure that the prospectus included in the Registration Statement (A) contains the information required by the form on which such Registration Statement was filed or (B) discloses any facts or events arising after the effective date of the Registration Statement (or of the most recent post-effective amendment) that, individually or in the aggregate, represents a fundamental change in the information set forth therein. Upon the occurrence of any such suspension, the Company shall use its commercially reasonable efforts to cause the Registration Statement to become effective or to amend or supplement the Registration Statement on a post-effective basis or to take such other action as is necessary to permit resumed use of the Registration Statement or filing thereof as soon as reasonably practicable following the conclusion of the applicable Suspension Event and its effect.

(c) The Company will provide written notice (a “Suspension Notice”) to the Holders of the occurrence of any Suspension Event. Upon receipt of a Suspension Notice, each Holder agrees that it will (i) immediately discontinue offers and sales of Registrable Shares under the Registration Statement and (ii) maintain the confidentiality of any information included in the Suspension Notice (including the fact that the Company has exercised its rights hereunder) unless otherwise required by law or subpoena. The

Holders may recommence effecting offers and sales of the Registrable Shares pursuant to the Registration Statement (or such filings) following further written notice to such effect from the Company, which notice shall be given by the Company to the Holders promptly following the conclusion of any Suspension Event and its effect; provided, however, that the Holders agree that they will only effect such offers and sales pursuant to any supplemental or amended prospectus that has been provided to them by the Company. If so directed by the Company, Holders will deliver to the Company any copies of the prospectus covering the Registrable Shares in their possession at the time of receipt of such notice.

SECTION 10. ADDITIONAL SHARES.

The Company, at its option, may register, under any Registration Statement and any filings under any state securities laws filed pursuant to this Agreement, any number of unissued, treasury or other Class A Common Shares to be sold by the Company or any of its subsidiaries or any Class A Common Shares or other securities of the Company owned by any other security holder or security holders of the Company.

SECTION 11. CESSATION OF OBLIGATION TO REGISTER.

The Holders acknowledge and agree that (i) the Company’s obligations under this Agreement to register Shares issued or issuable to a Holder in exchange for OP Units pursuant to the Operating Agreement (but not Shares held by a Holder as of the date hereof) shall only apply to the extent that the Company elects to issue Class A Common Shares in exchange for OP Units tendered for redemption pursuant to the Operating Agreement and (ii) the Company shall have no such obligations with respect to such Shares at any time that it agrees that it will cause or permit the Operating Company to redeem for cash any OP Units tendered for redemption pursuant to the Operating Agreement.

SECTION 12. CONTRIBUTION.

(a) If the indemnification provided for in Section 6 or Section 7 hereof is unavailable to an Indemnified Party with respect to any losses, claims, damages, actions, liabilities, costs or expenses referred to therein or is insufficient to hold the Indemnified Party harmless as contemplated therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, actions, liabilities, costs or expenses in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and the Indemnified Party, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, actions, liabilities, costs or expenses as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and of the Indemnified Party, on the other hand, shall be determined by reference to, among other factors, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that in no event shall the obligation of any Indemnifying Party to contribute under this Section 12 exceed the amount that such Indemnifying Party would have been obligated to pay by way of indemnification if the indemnification provided for under Section 6 or Section 7 hereof had been available under the circumstances.

(b) The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 12 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The aggregate amount of any losses, claims, damages, actions, liabilities, costs or expenses incurred by an Indemnified Party and referred to above shall be deemed to include any such legal or other expenses reasonably incurred by such Indemnified Party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

(c) Notwithstanding the provisions of this Section 12, no Holder shall be required to contribute any amount in excess of the amount by which the gross proceeds from the sale of Shares exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No Indemnified Party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Indemnifying Party who was not guilty of such fraudulent misrepresentation. The obligations of a Holder to contribute pursuant to this Section 12, if any, are several in proportion to the amount of the proceeds actually received by such Holder bears to the total proceeds received by all holders and not joint.

SECTION 13. AMENDMENTS AND WAIVERS.

The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, in each case, without the prior written consent of the Company and the Holders (including Assignees) that are parties to this Agreement and hold a majority of the aggregate of the outstanding Registrable Shares held by such Holders; provided that, for the purpose of this Section 13, Units are to be counted as if all such Units were exchanged for Class A Common Shares; provided further that no amendment may materially and adversely affect the rights of a Holder of Registrable Shares disproportionately to the rights of the other Holders without the consent of such Holder. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder of Registrable Shares and the Company.

SECTION 14. NOTICES.

Except as set forth below, all notices and other communications under this Agreement shall be in writing and shall be deemed given when (a) delivered personally, (b) five (5) Business Days after being mailed by certified mail, return receipt requested and postage prepaid, or (c) one (1) Business Day after being sent by a nationally recognized overnight courier, to the parties at the respective addresses set forth below (or at such other address for a party as shall be specified by like notice from such party); provided that in case of a change of address or directions to amend the Registration Statement pursuant to Section 3(f) hereof, the Holder must confirm such notice in writing by overnight express delivery with confirmation of receipt:

If to the Company:

Five Point Holdings, LLC

25 Enterprise, Suite 300

Aliso Viejo, California 92656

Attn: Legal Notices

If to the Holders:

At the respective addresses set forth on Exhibit A.

SECTION 15. SUCCESSORS AND ASSIGNS.

This Agreement shall be binding upon, and shall be enforceable by and inure to the benefit of, the parties hereto and their respective heirs, legal representatives, successors and permitted assigns. If a Holder transfers any of its Registrable Shares or Units to a Person (an “Assignee”), then such Holder may transfer or assign its rights under this Agreement with respect to such Registrable Shares or Units to such Assignee, provided, however, that no such transfer or assignment to an Assignee shall be binding upon or obligate the Company to any such Assignee unless and until the Company shall have received written notice of such transfer or assignment as herein provided, and a written agreement of the Assignee to be bound by the provisions of this Agreement (and execute a counterpart signature page or joinder agreement hereto setting forth such obligations). Except as set forth in this Section 15, the rights under this Agreement are not transferable.

SECTION 16. COUNTERPARTS.

This Agreement may be executed in counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each party and delivered to each other party. All counterparts shall collectively constitute one agreement (or amendment, as applicable). The exchange of counterparts of this Agreement among the parties by means of facsimile transmission or by electronic transmission (pdf) which shall contain authentic reproductions shall constitute a valid exchange of this Agreement and shall be binding upon the parties hereto.

SECTION 17. HEADINGS.

The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 18. GOVERNING LAW.

This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of any laws that might otherwise govern under applicable principles of conflicts of laws thereof.

SECTION 19. SEVERABILITY.

In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

SECTION 20. ENTIRE AGREEMENT.

This Agreement, including Exhibit A, constitutes the entire agreement and supersedes all prior agreements and understandings, whether written or oral, among the parties regarding the subject matter of this Agreement.

SECTION 21. WAIVER OF JURY TRIAL.

THE PARTIES HERETO (INCLUDING ANY SUBSEQUENT HOLDER) IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING

OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

FIVE POINT HOLDINGS, LLC

By:	/s/ Emile Haddad
Name:
Title:

UST LENNAR HW SCALA SF JOINT VENTURE

By:	Lennar Southland I, Inc., its Managing General Partner

By:	/s/ Jonathan Jaffe
	Name:	Jonathan Jaffe
	Title:	Vice President

UST LENNAR COLLATERAL SUB, LLC

By:	UST Lennar HW Scala SF Joint Venture, its Sole Member

By:	Lennar Southland I, Inc., its Managing General Partner

By:	/s/ Jonathan Jaffe
Name:	Jonathan Jaffe
Title:	Vice President

HPSCP OPPORTUNITIES, L.P.

By:	Castlelake II GP, L.P.,
a Delaware limited partnership formerly known as TPG Credit Strategies II GP, L.P., its General Partner

By:	/s/ Judd Gilats
	Name:	Judd Gilats
	Title:	Vice President

[Signature Page to Registration Rights Agreement]

LENFIVE, LLC

By:	Lennar Homes of California, Inc., its Sole Member

By:	/s/ Jonathan Jaffe
	Name:	Jonathan Jaffe
	Title:	Chief Operating Officer and Vice President

DONI, INC., a California corporation

By:	/s/ Emile Haddad
Name:	Emile Haddad
Title:	President

THE MICHAEL A. AND JULIE S. ALVARADO FAMILY TRUST CREATED U/T/D DATED JULY 9, 2002

/s/ Michael A. Alvarado
Michael A. Alvarado, as Trustee of the Michael A. and Julie S. Alvarado Family Trust created u/t/d dated July 9, 2002

THE 2002 JOCHIM FAMILY TRUST

/s/ Lynn Jochim
Lynn Jochim, as Co-Trustee of the 2002 Jochim
Family Trust

THE MICHAEL P. AND PATRICIA A. WHITE FAMILY TRUST ESTABLISHED NOVEMBER 20, 2014

/s/ Michael P. White
Michael P. White, as trustee of The Michael P. and Patricia A. White Family Trust established
November 20, 2014

[Signature Page to Registration Rights Agreement]

HFET OPPORTUNITIES, LLC

By:	/s/ Judd Gilats
Name:	Judd Gilats
Title:	Vice President

[Signature Page to Registration Rights Agreement]

OZ DOMESTIC PARTNERS, L.P.

By:	OZ Advisors LP, its General Partner

By:	Och-Ziff Holding Corporation, as General Partner

By:	/s/ Joel Frank
Name:	Joel Frank
Title:	Chief Financial Officer

OZ DOMESTIC PARTNERS II, L.P.

By:	OZ Advisors, LP, its General Partner

By:	Och-Ziff Holding Corporation, as General Partner

By:	/s/ Joel Frank
Name:	Joel Frank
Title:	Chief Financial Officer

OZ OVERSEAS INTERMEDIATE FUND, L.P.

By:	OZ Advisors II LP, its General Partner

By:	Och-Ziff Holding LLC, its General Partner

By:	/s/ Joel Frank
Name:	Joel Frank
Title:	Chief Financial Officer

OZ OVERSEAS INTERMEDIATE FUND II, L.P.

By:	OZ Advisors II LP, its General Partner

By:	Och-Ziff Holding LLC, its General Partner

By:	/s/ Joel Frank
Name:	Joel Frank
Title:	Chief Financial Officer

[Signature Page to Registration Rights Agreement]

ANCHORAGE CAPITAL MASTER OFFSHORE, LTD.

By:	Anchorage Capital Group, L.L.C., its Investment Manager

By:	/s/ Natalie A. Birrell
	Name:	Natalie A. Birrell
	Title:	Chief Operating Officer

THIRD AVENUE TRUST, on behalf of the Third Avenue Real Estate Value Fund

By:	/s/ W. James Hall
Name:	W. James Hall
Title:	President

THIRD AVENUE SPECIAL SITUATIONS (MASTER) FUND, L.P.,

By:	Third Avenue Management LLC, as Investment Advisor

By:	/s/ W. James Hall
	Name:	W. James Hall
	Title:	General Counsel

MARATHON ASSET MANAGEMENT, LP, solely on behalf of certain of its affiliated funds and managed accounts

By:	/s/ Peter F. Coppa
	Name:	Peter F. Coppa
	Title:	Authorized Signatory

TCS II REO USA, LLC, a Delaware limited liability company

By:	/s/ Judd Gilats
Name:	Judd Gilats
Title:	Vice President

[Signature Page to Registration Rights Agreement]

TCS DIAMOND SOLUTIONS, LLC, a Delaware limited liability company

By:	/s/ Judd Gilats
Name:	Judd Gilats
Title:	Vice President

TCO FUND, L.P., a Delaware limited partnership

By:	/s/ Judd Gilats
Name:	Judd Gilats
Title:	Vice President

TCO INVESTORS, L.P., a Delaware limited partnership

By:	/s/ Judd Gilats
Name:	Judd Gilats
Title:	Vice President

CASTLELAKE I, L.P., a Delaware limited partnership

By:	/s/ Judd Gilats
Name:	Judd Gilats
Title:	Vice President

SERENGETI OPPORTUNITIES PARTNERS LP (F/K/A SERENGETI PARTNERS LP)

By:	/s/ Marc Baum
Name:	Marc Baum
Title:	Director

SERENGETI LOXODON ONSHORE I LTD.

By:	/s/ Marc Baum
Name:	Marc Baum
Title:	Director

[Signature Page to Registration Rights Agreement]

SERENGETI LOXODON OVERSEAS I LTD.

By:	/s/ Marc Baum
Name:	Marc Baum
Title:	Director

[Signature Page to Registration Rights Agreement]

Exhibit A

Holders and Addresses for Notices

Doni, Inc.

The 2002 Jochim Family Trust

The Michael A. and Julie S. Alvarado Family Trust created u/t/d dated July 9, 2002

The Michael P. and Patricia A. White Family Trust established November 20, 2014

c/o Five Point Communities

25 Enterprise, Suite 300

Aliso Viejo, CA 92656

Attention: Mike Alvarado

UST Lennar HW Scala SF Joint Venture

UST Lennar Collateral Sub, LLC

LenFive, LLC

c/o Lennar Corporation

700 NW 107 Avenue

Miami, FL 33172

Attn: Mark Sustana, General Counsel

HPSCP Opportunities, L.P.

TCS II REO USA, LLC

TCS Diamond Solutions LLC

TCO Fund, L.P.

TCO Investors, L.P.

HFET Opportunities, LLC

Castlelake I, L.P.

c/o Castlelake, LP

4600 Wells Fargo Center

90 South Seventh Street

Minneapolis, MN 55402

Attention: General Counsel

Balder Masan Fund, Inc.

Corporate Debt Opportunities Fund LP

KTRS Credit Fund L.P.

Marathon Credit Dislocation Fund LP

Marathon Special Opportunity Fund LP

Marathon Special Opportunity Fund Ltd.

Marathon Special Opportunity Master Fund Ltd.

Master SIF SICAV – SIF

MV Credit Opportunity Fund L.P.

Penteli Master Fund Ltd.

Sirius Investment Fund SICAV – SIF

c/o Marathon Asset Management

One Bryant Park, 38th Floor

New York, NY 10036

OZ Domestic Partners II, LP

OZ Domestic Partners, LP

A-1

OZ Overseas Intermediate Fund II LP

OZ Overseas Intermediate Fund LP

c/o Och Ziff Capital Management Group

9 West 57th Street

New York, NY 10019

Anchorage Capital Master Offshore, Ltd.

c/o Anchorage Capital Group, L.L.C.

610 Broadway, 6th Floor

New York, NY 10012

Attention: Operations/Legal

Third Avenue Special Situations (Master) Fund, L.P.

Third Avenue Real Estate Value Fund

c/o Third Avenue Funds

622 3rd Ave, 32nd Fl.

New York, NY 10017

A-2